UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 April 22, 1999
                                (Date of report)




                             HomeSide Lending, Inc.
             (Exact name of registrant as specified in its charter)

       Florida                          1-12979                 59-2725415
(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)



                   7301 Baymeadows Way, Jacksonville, FL 32256
               (Address of principal executive offices) (Zip Code)

                                 (904) 281-3000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On April 13, 1999, HomeSide Lending, Inc. ("HomeSide Lending"), the primary operating subsidiary of HomeSide International, Inc. and an indirect wholly-owned subsidiary of National Australia Bank, Ltd. announced the appointment of Hugh R. Harris as Chief Executive Officer, Kevin D. Race as President and Chief Operating Officer and W. Blake Wilson as Chief Financial Officer. In addition, Kevin D. Race was appointed to the Board of Directors. Joe
K. Pickett, former Chief Executive Officer will remain as Chairman of the Board.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit 99.1 - Press Release dated April 13, 1999


                                   Signatures


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                         HomeSide Lending, Inc.
                                                         (Registrant)


Date:  April 22, 1999                 By: /s/ W. Blake Wilson
                                          -------------------------------------
                                          W. Blake Wilson
                                          Executive Vice President,
                                          Chief Financial Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)